UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 12, 2017

FIFTH THIRD AUTO TRUST 2017-1

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-211395-01

Central Index Key Number: 0001715585

FIFTH THIRD HOLDINGS FUNDING, LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-211395

Central Index Key Number: 0001405332

FIFTH THIRD BANK

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number: 0000035528

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity/Registrant)

35-7706841
(Issuing Entity’s I.R.S. Employer Identification No.)

c⁄o Fifth Third Holdings Funding, LLC 1701 Golf Road, Tower 1, 8th Floor Rolling Meadows, Illinois	60008
(Address of Principal Executive Offices)	(Zip Code)

(847) 354-7341

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 8.01. Other Events.

The registrant has filed a prospectus, dated September 12, 2017, setting forth a description of the receivables pool and the structure of $221,415,000 aggregate principal amount of the Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $225,000,000 aggregate principal amount of the Class A-2-A Asset Backed Notes (the “Class A-2-A Notes”), $79,000,000 aggregate principal amount of the Class A-2-B Asset Backed Notes (the “Class A-2-B Notes”), $390,000,000 aggregate principal amount of the Class A-3 Asset Backed Notes (the “Class A-3 Notes”) and $95,480,000 aggregate principal amount of the Class A-4 Asset Backed Notes (the “Class A-4 Notes”) issued by Fifth Third Auto Trust 2017-1. Fifth Third Holdings Funding, LLC will initially retain all of the Class A-1 Notes and at least 5% (by initial principal amount) of each of the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes and the Class A-4 Notes.

This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement. Copies of the legality and tax opinions delivered by Mayer Brown LLP, counsel to the Registrant, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01. Financial Statements and Exhibits.

    (a)               Not applicable.

    (b)               Not applicable.

    (c)               Not applicable.

    (d)               Exhibits.

Exhibit No.	Document Description
5.1	Opinion of Mayer Brown LLP with respect to legality matters.
8.1	Opinion of Mayer Brown LLP with respect to tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 14, 2017	FIFTH THIRD HOLDINGS FUNDING, LLC

	By:	/s/ James Leonard
	Name:	James Leonard
	Title:	President